Calvert Variable Series, Inc.

Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio

Statement of Additional Information
April 30, 2007

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectuses of the Ameritas Portfolios of Calvert Variable Series, Inc. (the "Fund") dated April 30, 2007.  The Fund's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI.  Each prospectus and the most recent shareholder report may be obtained free of charge by calling 800-368-2748, writing the Fund at 4550 Montgomery Avenue, Bethesda, Maryland 20814, or visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	9
Purchase and Redemption of Shares	17
Net Asset Value	17
Dividends, Distributions, and Taxes	17
Calculation of Yield and Total Return	18
Directors and Officers	19
Investment Advisor and Subadvisors	23
Portfolio Manager Disclosure	25
Administrative Services Agent	40
Transfer and Shareholder Servicing Agents	40
Independent Registered Public Accounting Firm and Custodians	41
Method of Distribution	41
Portfolio Transactions	41
Portfolio Holdings Disclosure	43
Personal Securities Transactions	44
Proxy Voting Disclosure	44
Process for Delivering Shareholder Communications to the Board of Directors	44
General Information	45
Control Persons and Principal Holders of Securities	46
Fund Service Providers	49
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The Ameritas Portfolios of the Fund offer investors the opportunity to invest in several professionally managed securities portfolios which offer the opportunity for growth of capital or current income. The Ameritas Portfolios offer investors a choice of eight separate portfolios: Income & Growth, Small Capitalization, MidCap Growth, MidCap Value, Small Company Equity, Core Strategies, Index 500, and Money Market Portfolios (the "Portfolios").  The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Foreign Securities (Not applicable to the Money Market Portfolio)

Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the U.S. on exchanges or over the counter, and can be either sponsored or unsponsored.  The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, these Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when a Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. A Portfolio defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.  Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability.  Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Foreign Money Market Instruments

The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of the Money Market Portfolio that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of large-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.

The small-cap issuers in which the Small Capitalization and the Small Company Equity Portfolios invest may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, these Portfolios may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

  Mid Cap Issuers

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers.  These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Portfolios investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements

Repurchase agreements are arrangements under which a Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. A Portfolio may engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. A Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, a Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. A Portfolio will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

U.S. Government-Sponsored Obligations

Fannie Mae and Freddie Mac.The Portfolios may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Portfolios may invest in debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes and other U.S. Government-backed obligations.

GinnieMaes. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

U.S. Treasury Obligations. Direct obligations of the United States Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Other U.S. Government Obligations. The Portfolios may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category.

The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Exchange-Traded Funds ("ETFs")

ETFsare shares of other investment companies that can be traded on an exchange but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value.  Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

The Portfolios may purchase shares of other investment companies for the limited purpose of hedging each Portfolio's cash position. For example, an ETF may be purchased if the Portfolio has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Portfolio should receive a large redemption request, the Portfolio could sell some or all of an ETF position to lessen the exposure to the market.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade at a discount from their net asset value and the risk that the ETFs may not be liquid.  In addition, because ETFs operate as open-end investment companies, closed-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Portfolio. Therefore, the Portfolio's purchase of an ETF results in the layering of expenses, such that shareholders of the Portfolio indirectly bear a proportionate share of any operating expenses of the ETF.

Derivatives

A Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Index 500, MidCap Value, and Core Strategies Portfolios may purchase put and call options and engage in the writing of covered call options and secured put options on securities, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios will engage in such transactions only for hedging purposes. They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. These Portfolios may write "covered options" (as discussed below) on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options.These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options.These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the exercise price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the exercise price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the market price of the security, less the premium received.

These Portfolios may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio's turnover rate may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the portfolio has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts.ThesePortfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy or sell a call option to close a position where the Portfolio has already sold or bought, respectively, a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract, in the case of a call option, and to sell a futures contract, in the case of a put option, in each case at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium to purchase an option. In connection with the writing of an option that does not close out an existing position, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts.Thepurchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and write covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts.Thesale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts.Thewriting of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Risks of Options and Futures Contracts.Ifone of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Foreign Currency Transactions

Forward Foreign Currency Exchange Contracts.Aforward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contract when it determines that to do so is in a Portfolio's best interests.

Foreign Currency Options.A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option holder may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

Foreign Currency Futures Transactions.APortfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Portfolios may lend their portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. A Portfolio will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, when a Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Money Market Default Insurance

The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds.  U.S. government securities held by the Portfolio are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration.  The policy will expire in September 2006, unless it is renewed.  While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

Income & Growth, Small Capitalization and MidCap Growth Portfolios

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. The Portfolios may not:

Purchase the securities of any issuer, other than U.S. Government securities, if as a result more than 5% of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation.

Purchase more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

Sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

Borrow money, except that the Portfolio may borrow for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements and mortgage-backed rolls, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

Pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.  For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

Invest in commodities.

Invest more than 10% of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the limit stated above.

Issue senior securities.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolios may not:

Under normal circumstances, invest less than 80% of its net assets in the common stock of small-cap companies (Small Capitalization Portfolio only).

Under normal circumstances, invest less than 80% of its net assets in the common stock of mid-cap companies (MidCap Growth Portfolio only).

Purchase or sell real estate, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

Write or sell puts, calls, straddles, spreads or combinations thereof.

Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

Make investments for the purpose of exercising control or management.

Invest in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed 5% of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund, Advisor or Subadvisor individually owns more than 5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

Except in the case of the 300% limitation set forth in Fundamental Investment Restriction No. 4, and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Portfolio's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.  With respect to Nonfundamental Investment Restrictions Nos. 1 and 2, the affected Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

MidCap Value Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing. [Related Non-Fundamental Investment Restriction: The Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio's total assets].

Issue any senior security except in connection with permitted borrowings.

Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that act with respect to such resale.

Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) lending its portfolio securities. [Related Non-Fundamental Investment Restriction: The Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan).] For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities.

Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts).

Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

Purchase or write a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money).

Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

The Portfolio will maintain a five percent (5%) cap on the maximum exposure in any one securities holding.

For any security purchased under Nonfundamental Restriction No. 8, such security shall be allowed to appreciate to a maximum of ten percent (10%) exposure.

Under normal circumstances, invest less than 80% of its net assets in the common stock of mid-cap companies.

Small Company Equity Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Portfolio may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Portfolio's total assets.  Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Portfolio.

Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Portfolio's portfolio securities.Loans of portfolio securities may be made with respect to up to 100% of the Portfolio's assets.  For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Portfolio has no intention of issuing senior securities except as set forth in Fundamental Investment Restriction No. 1).

Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

Purchase or sell commodities or commodity contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

Under normal circumstances, invest less than 80% of its net assets in small-company stock.

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Directors of the Fund (or the person designated by them to make such determination) to be readily marketable, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

With respect to Nonfundamental Investment Restriction No. 1, the Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Core Strategies Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

Issue senior securities, except as permitted under the 1940 Act.

Borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwrite any issue of securities (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.  For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party.  The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolio does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Portfolio's limitations on investments in illiquid securities.

The Portfolio does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies.  Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets.  Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange.  Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

The Portfolio does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Directors of the Fund and those officers and directors of the Advisor or Subadvisor who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

Index 500 Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

Issue senior securities, except in connection with the insurance program established by the Portfolio pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940 Act.

Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwrite securities issued by others, except to the extent that The Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.  For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of Fundamental Investment Restriction No. 3). The Portfolio will not borrow from other funds advised by Advisor, Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolio does not currently intend to lend assets other than securities to other parties, except by: (a) lending up to 5% of its net assets to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; except to the extent incorporated within the S&P 500.

With respect to Nonfundamental Investment Restriction No. 4, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

With respect to the Portfolio's limitations on futures and options transactions, see the section entitled "Options and Futures Contracts".

Money Market Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

Purchase the securities of any issuer if, as a result, the Portfolio would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Issue senior securities.

Borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest more than 25% of its total assets in the financial services industry.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.  For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

Invest in companies for the purpose of exercising control or management.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

The Portfolio does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.  Short sales will be "covered" with an equivalent amount of high quality, liquid securities. Transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolio does not currently intend to purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not borrow from other funds advised by the Advisor, the Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the Portfolio's total assets.

The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolio does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

The Portfolio does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the Portfolio's net assets) to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

With respect to Nonfundamental Investment Restriction No. 1, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to Nonfundamental Investment Restriction No. 5, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.  Under the interpretation of the SEC staff, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry.  Under current law, a Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

See the prospectus for additional details on purchases and redemptions.

NET ASSET VALUE

The net asset value of the shares of each Portfolio of the Fund is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share. The net asset values of the Income & Growth, Growth, Small Capitalization, MidCap Growth, Index 500, MidCap Value, Small Company Equity, and Core Strategies Portfolios fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time).  The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.

In calculating net asset value, a Portfolio (other than the Money Market Portfolio) follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date.  This practice is known as "trade date plus one" or "T + 1 accounting".  Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following trade date, as permitted by applicable law.  Security transactions for money market instruments are recorded on trade date.

The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio intends to continue to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.

Any distributions of a Portfolio's net investment income or realized net capital gains are normally paid once a year (distributions of net investment income are paid by the Money Market Portfolio monthly). However, the Portfolios do not intend to make any distributions from realized net capital gains unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2006 were as follows:

Income & Growth	$18,079,239
Small Capitalization	$34,732,251
MidCap Growth	$0
MidCap Value	$0
Small Company Equity	$0
Core Strategies	$13,177,584
Index 500	$24,553,196
Money Market	$0

Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

CALCULATION OF YIELD AND TOTAL RETURN

Yield (Money Market):

From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = [(base period return) + 1]365/7 - 1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.  For the seven-day period ended December 31, 2006, Money Market's yield was 5.02% and its effective yield was 5.15%.

The yield of the Money Market Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating the Portfolio's performance in meeting its investment objective.

Total Return and Other Quotations:

The Portfolios may each advertise "total return." Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period.  Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of such periods (or portions thereof if applicable).  Total return is historical in nature and is not intended to indicate future performance.

Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio's Prospectus.

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

DIRECTORS AND OFFICERS

The Board of Directors supervises each Portfolio's activities and reviews its contracts with companies that provide it with services.  Business information is provided below about the Directors.  "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

				(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26	None.
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 61	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK* AGE: 54	Director & Chair-person	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER* AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14	None.
Officers
KAREN BECKER Age: 54	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds and Senior Vice President of Calvert Group, Ltd.  Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Portfolios.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President, Assistant Secretary, and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.

EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance of Calvert Group, Ltd.  Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group.

JANE B. MAXWELL, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for seven years.

CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc.  Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial Officer and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an Officer of an affiliate of the Fund's Advisor.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.  Directors and Officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares.  The Board of Directors has one standing Committee. The Audit Committee's function is to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the independent public accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Committee met five times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Gresham, Milligan and Kruvant, and Messrs. Blatz, and Pugh) comprise the Audit Committee.  The disinterested Directors also function as a governance committee (addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a nominating committee (handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board).

The Board of Directors of the Fund has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Portfolio, in connection with the Board's annual consideration of the renewal of the Fund's investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the 1940 Act.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund (applies to each Portfolio)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Disinterested Directors
Frank H. Blatz, Jr.	None	>$100,000
Alice Gresham	None	None
M. Charito Kruvant	None	>$100,000
Cynthia Milligan	None	>$100,000
Arthur J. Pugh	None	>$100,000
Interested Directors
Barbara J. Krumsiek	None	>$100,000
William Lester	None	None

Directors of each Portfolio not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan.  Management believes this will have a negligible effect on each Portfolio's assets, liabilities, net assets, and net income per share.

Director Compensation Table}
Calvert Variable Series, Inc.

The following tables (unaudited numbers) set forth information describing the compensation of each Trustee for his/her services to the Fund for the most recent fiscal year ended December 31, 2006, and to all of the portfolios in the Fund Complex. Each portfolio within Calvert Variable Series, Inc. is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Frank H. Blatz, Jr.** (Director)	$20,750	$20,750	$71,500
Alice Gresham (Director)	$32,750	$0	$32,750
M. Charito Kruvant** (Director)	$21,500	$12,900	$72,250
Cynthia Milligan** (Director)	$31,250	$31,250	$31,250
Arthur J. Pugh** (Director)	$22,250	$22,250	$73,750
Barbara J. Krumsiek* (Director & Chair-person)	$0	$0	$0
William Lester* (Director & President)	$0	$0	$0

*     Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor.

**    Messrs. Blatz and Pugh, Ms. Kruvant and Ms. Milligan have chosen to defer a portion of their compensation.  As of December 31, 2006, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $1,582,925; $440,429; $364,163; and $173,646, for each of them, respectively.

***  As of December 31, 2006, the Fund Complex consisted of forty (40) funds.

INVESTMENT ADVISOR AND SUBADVISORS

The Fund's investment advisor is Calvert Asset Management Company, Inc. ("CAMCO" or "Advisor"), a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company.

Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-today operations, subject to the supervision and direction of the Fund's Board of Directors.  The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates.  The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.  As explained in the prospectus fee table footnotes, the Portfolios have an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits earned on the Portfolios' cash on deposit with the bank.  These credits are used to reduce Portfolio expenses.  In those Portfolios where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit.  The Fund's Board of Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives monthly advisory fees based on the following annual rates of the respective Portfolio's average daily net assets:

Income & Growth	.625%
Small Capitalization	.85%
MidCap Growth	.80%
MidCap Value	.92%
Small Company Equity	1.12%
Core Strategies	.75%
Index 500.24%
Money Market	.20%

The Advisor reserves the right to (i) waive all or part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.  The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio's prospectus.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008 as reflected in the table below:

Income & Growth	.78%
Small Capitalization	1.00%
MidCap Growth	.94%
MidCap Value	1.50%
Small Company Equity	1.33%
Core Strategies	.95%
Index 500.38%
Money Market	.36%

The following chart shows the Investment Advisory fees paid to the Advisor* for the past three fiscal years:

	2004	2005	2006
Income & Growth	$281,164	$358,081	$945,395
Small Capitalization	$329,366	$307,128	$322,014
MidCap Growth	$583,066	$581,424	$590,951
MidCap Value	$305,787	$378,269	$493,333
Small Company Equity	$266,080	$298,522	$273,507
Core Strategies	$511,595	$498,858	$546,605
Index 500	$276,489	$260,600	$238,192
Money Market	$205,103	$164,574	$168,676

*Calvert as of November 18, 2006, Ameritas Investment Corp. prior to this.

The Portfolios received expense reimbursements from the Advisor* in the following amounts during the past three fiscal years:

	2004	2005	2006
Income & Growth	$68,176	$54,410	$0
Small Capitalization	$95,347	$49,785	$47,900
MidCap Growth	$88,160	$79,040	$58,507
MidCap Value	$0	$0	$0
Small Company Equity	$16,165	$0	$40,998
Core Strategies	$9,276	$0	$0
Index 500	$157,454	$120,462	$68,489
Money Market	$0	$29,602	$3,547

*Calvert as of November 18, 2006, Ameritas Investment Corp. prior to this.

Subadvisors

CAMCO has retained Fred Alger Management, Inc. ("Alger") as Subadvisor for the Income & Growth and MidCap Growth Portfolios. Alger is owned by Alger Inc., which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III holds in excess of 25% of the outstanding voting securities ofAlger Associates, Inc. and may be deemed to control that company and its subsidiaries. For the Income & Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .355% of the Portfolio's average daily net assets. For the MidCap Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .53% of the first $250 million of the Portfolio's average daily net assets, .48% of the next $250 million in assets, and .45% of assets in excess of $500 million.

CAMCO has retained Eagle Asset Management, Inc. ("Eagle") as Subadvisor for the Small Capitalization Portfolio. Eagle is a wholly-owned, autonomous subsidiary of Raymond James Financial, Inc. Eagle receives a subadvisory fee, paid by the Advisor, of .60% of the Portfolio's average daily net assets of the first $200 million in assets and .50% of assets in excess of $200 million.

CAMCO has retained RiverSource Investments, LLC ("RiverSource") as Subadvisor for the MidCap Value Portfolio. RiverSource is a wholly-owned subsidiary of Ameriprise Financial, Inc. RiverSource receives a subadvisory fee, paid by the Advisor, of .65% of the Portfolio's average daily net assets up to $50 million, .60% of the next $50 million in assets, .55% of the next $100 million in assets, .50% of the next $100 million in assets, and .45% of the assets in excess of $300 million.

CAMCO has retained OFI Institutional Asset Management, Inc. ("OFI Institutional") as Subadvisor for the Small Company Equity Portfolio. OFI Institutional is an indirect, wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. OFI Institutional receives a subadvisory fee, paid by the Advisor, of .70% of the Portfolio's average daily net assets of the first $25 million, .65% of the next $50 million in assets, and .55% of the assets in excess of $75 million.

CAMCO has retained Thornburg Investment Management, Inc. ("Thornburg") as Subadvisor for the Core Strategies Portfolio. Thornburg is a limited partnership, which consists of twenty-five limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman. Thornburg receives a subadvisory fee, paid by the Advisor, of .40% of the Portfolio's average daily net assets of the first $50 million, .30% of the next $100 million, and .20% of assets in excess of $150 million.

CAMCO has retained Summit Investment Partners, Inc. ("Summit") as Subadvisor for the Index 500 Portfolio. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company, which is an indirect subsidiary of UNIFI Mutual Holding Company. Summit receives a subadvisory fee, paid by the Advisor, of .05% of the Portfolio's average daily net assets up to $200 million; .04% of assets between $200 million and $500 million; and .035% of assets over $500 million.

The Fund has received an exemptive order to permit each Portfolio and the Advisor to enter into and materially amend an Investment Subadvisory Agreement (entered into with any subadviser that is not an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change to an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change to the Investment Subadvisory Agreement of the Portfolio.  The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable prospectus of the Portfolio, is provided below.  This information is not required for Money Market.

A.            Other Accounts Managed by Portfolio Managers of the Portfolios

The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA

Accounts Managed (not including Income & Growth)as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	14	3	19
Total Assets in Other Accounts Managed	$4,400,000,000	$16,000,000	$1,100,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Kevin D. Collins, CFA

Accounts Managed (not including Income & Growth)as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	3	0	0
Total Assets in Other Accounts Managed	$474,000,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Andrew J. Silverberg

Accounts Managed (not including Income & Growth)as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	1	6
Total Assets in Other Accounts Managed	$2,500,000,000	$9,000,000	$317,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen, CFA

Accounts Managed (not including Small Capitalization) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	1	2,364
Total Assets in Other Accounts Managed	$1,008,136,396	$32,089,010	$1,085,678,881
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	1	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$32,089,010	$35,602,809

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA

Accounts Managed (not including MidCap Growth) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	14	3	19
Total Assets in Other Accounts Managed	$4,400,000,000	$16,000,000	$1,100,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Andrew J. Silverberg

Accounts Managed (not including MidCap Growth)as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	1	6
Total Assets in Other Accounts Managed	$2,600,000,000	$9,000,000	$317,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

MIDCAP VALUE

RiverSource:
Warren Spitz

Accounts Managed (not including MidCap Value)as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	1	3*
Total Assets in Other Accounts Managed	$17,200,000,000	$100,000,000	$390,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance**	5	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$16,400,000,000	$0	$0

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

**Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

RiverSource:
LatonSpahr

Accounts Managed (not including MidCap Value)as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	1	3*
Total Assets in Other Accounts Managed	$17,200,000,000	$100,000,000	$390,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance**	5	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$16,400,000,000	$0	$0

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

**Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

RiverSource:
Steve Schroll

Accounts Managed (not including MidCap Value) as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	1	3*
Total Assets in Other Accounts Managed	$17,200,000,000	$100,000,000	$390,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance**	5	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$16,400,000,000	$0	$0

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

**Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

RiverSource:
Paul Stocking

Accounts Managed (not including MidCap Value)as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	1	3*
Total Assets in Other Accounts Managed	$17,200,000,000	$100,000,000	$390,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance**	5	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$16,400,000,000	$0	$0

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

**Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

SMALL COMPANY EQUITY

OFI Institutional:
Christopher M. Crooks, CFA

Accounts Managed (not including Small Company Equity) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	21
Total Assets in Other Accounts Managed	$90,364,821	$0	$303,086,860
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

OFI Institutional:
Steven A. Dray, CFA

Accounts Managed (not including Small Company Equity) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	3	23
Total Assets in Other Accounts Managed	$90,364,821	$60,605,583	$627,213,892
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

OFI Institutional:
Daniel Goldfarb, CFA

Accounts Managed (not including Small Company Equity) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	3	23
Total Assets in Other Accounts Managed	$90,364,821	$60,605,583	$627,213,892
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

CORE STRATEGIES

Thornburg:
Connor Browne, CFA

Accounts Managed (not including Core Strategies) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	6	1,996
Total Assets in Other Accounts Managed	$4,095,000	$952,100,000	$3,268,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$818,200,000

Thornburg:
William V. Fries, CFA

Accounts Managed (not including Core Strategies) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	22	12	8,956
Total Assets in Other Accounts Managed	$19,045,000	$1,284,000	$9,543,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$923,100,000

Thornburg:
Ed Maran, CFA

Accounts Managed (not including Core Strategies) as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	6	1,996
Total Assets in Other Accounts Managed	$4,095,000	$952,100,000	$3,268,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$818,200,000

INDEX 500

Summit:
Gary G. Rodmaker

Accounts Managed (not including Index 500) as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	14	0	7
Total Assets in Other Accounts Managed	$517,648,030	$0	$3,124,576,904
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Summit:
Nick J. Kotsonis

Accounts Managed (not including Index 500) as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	1
Total Assets in Other Accounts Managed	$365,112,489	$0	$2,712,613,472
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Summit:
Kevin P. Aug

Accounts Managed (not including Index 500)as of March 31, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$365,112,489	$0	$360,128,834
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B.            Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI.  See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA, Kevin D. Collins, CFA, and Andrew J. Silverberg

Alger's portfolio managers are generally responsible for managing several accounts for several clients.  In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds.  Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts.  While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts.  To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger.  Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology.  Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen

   Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to the Eagle Aggressive Growth Partners Fund I L.P, a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the partnership.

   On occasion, orders for the securities transactions of the partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

   Eagle does not invest assets of clients' accounts in such limited partnership.  Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interests in such investment partnership.

   When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The portfolio management team members are aware of and abide by Eagle's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by Eagle to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg

(See "Potential Conflicts of Interest" above regarding the Income & Growth Portfolio.)

MIDCAP VALUE

RiverSource:
Warren Spitz, Laton Spahr, Steve Schroll and Paul Stocking

RiverSource portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.  RiverSource has a fiduciary responsibility to all of the clients for which it manages accounts.  RiverSource seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

SMALL COMPANY EQUITY

OFI Institutional:
Daniel J. Goldfarb, CFA, Steven A. Dray, CFA, and Christopher M. Crooks, CFA

The Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFI Institutional have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI Institutional than the fee structure of the Portfolio, OFI Institutional could have an incentive to favor the other fund or account. OFI Institutional's compliance procedures and Code of Ethics, however, recognize OFI Institutional's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

CORE STRATEGIES

Thornburg:
Connor Browne, CFA, William V. Fries, CFA and Ed Maran, CFA

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

-      Allocating a favorable investment opportunity to one account but not another.

-       Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

-      Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

-       Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts.  As of December 31, 2006, Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

INDEX 500

Summit:
Gary R. Rodmaker, CFA, Nick J. Kotsonis, and Kevin P. Aug

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio on one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indexes the Portfolio tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Summit has adopted policies and procedures reasonable designed to allocate investment opportunities on a fair and equitable basis over time.

C.            Compensation of Portfolio Managers of the Portfolios

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Subadvisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA, Kevin D. Collins, CFA, and Andrew J. Silverberg

Compensation with Respect to Management of Income & Growth and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary.  The percentage is variable from year to year, and considers various factors, including:

-     the firm's overall financial results and profitability;

-      the firm's overall investment management performance;

-      current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

-     the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen

Compensation with Respect to Management ofSmallCapitalization and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Eagle	Portfolio Managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys.
Bonus	Eagle	Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results.
Deferred Compensation	Eagle	Additional deferred compensation plans are provided to key investment professionals.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Eagle EB Management I (Bert Boksen)

Portfolio Managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the grant date (a portion of the options vest based upon investment performance). Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg

Compensation with Respect to Management of MidCap Growth and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary.  The percentage is variable from year to year, and considers various factors, including:

-     the firm's overall financial results and profitability;

-     the firm's overall investment management performance;

-     current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

-     the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

MIDCAP VALUE

RiverSource:
Warren Spitz, Laton Spahr, Steve Schroll and Paul Stocking

Compensation with Respect to Management of MidCap Value and Other Accounts as of April 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	RiverSource	A base salary is paid to portfolio managers.
Bonus	RiverSource

An annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. A portion of this bonus may be subject to a mandatory deferral program, and may include an equity incentive award in the form of stock options and/or restricted stock.

Deferred Compensation	RiverSource	A potion of the portfolio manager's annual cash bonus may be subject to a mandatory deferral program (see above).
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

SMALL COMPANY EQUITY

OFI Institutional:
Christopher M. Crooks , CFA, Stephen A. Dray, CFA and Daniel Goldfarb, CFA

Compensation with Respect to Management of Small Company Equity and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	OFI Institutional	A base salary is paid to Portfolio Managers.
Bonus	OFI Institutional

An annual discretionary bonus is determined by senior management of OFI Institutional and is based on a number of factors, including short, medium and long term investment performance against appropriate benchmarks. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

Deferred Compensation	OFI Institutional	Portfolio Managers are eligible to participate in a deferred compensation plan.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	OFI Institutional	This consists of long-term awards of options and appreciation rights in regard to the common stock of OFI Institutional's holding company parent.

OFI Institutional Portfolio Managers are not compensated by a specific fund or account.

CORE STRATEGIES

Thornburg:
Connor Browne, CFA, William V. Fries, CFA, Ed Maran, CFA

Compensation with Respect to Management of Core Strategies and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Thornburg

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing.  The portfolio manager also owns equity shares in the investment manager, Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.

Bonus	Thornburg

The annual bonus is subjective.  Criteria that are considered in formulating the bonus include, but are not limited to, the following:   revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.

Deferred Compensation	Thornburg	See below.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

    There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations.  To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

INDEX 500

Summit:
Gary R. Rodmaker, CFA, Nick J. Kotsonis, and Kevin P. Aug

Compensation with Respect to Management of Index 500 and Other Accounts as of April 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Summit	The base salary is a fixed amount based on industry surveys and the type and size of accounts managed.
Bonus	Summit	The annual bonus is based on the profitability of the adviser, total adviser assets under management, and performance of the manager's accounts versus specific benchmarks.
Deferred Compensation	Summit	A long-term incentive compensation plan is based on increases in the value of units in a value creation plan of the adviser over a specified accumulation and vesting period.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

D.            Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2006 in the Portfolio(s) managed by that individual (as of April 30, 2007 for RiverSource and Summit).  The securities were valued as of December 31, 2006.  (Specified ranges:none;$1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm

Name of Portfolio Manager

Portfolio Ownership

Income & Growth	Alger	Dan C. Chung, CFA	None
		Kevin D. Collins, CFA	None
		Andrew J. Silverberg	None
Small Capitalization	Eagle	Bert L. Boksen, CFA	None
MidCap Growth	Alger	Dan C. Chung, CFA	None
		Andrew J. Silverberg	None
MidCap Value	RiverSource	Warren Spitz	None
		Laton Spahr	None
		Steve Schroll	None
		Paul Stocking	None
Small Company Equity	OFI Institutional	Christopher M. Crooks, CFA	None
		Steven A. Dray, CFA	None
		Daniel Goldfarb, CFA	None
Core Strategies	Thornburg	Connor Browne, CFA	None
		William V. Fries, CFA	None
		Ed Maran, CFA	None
Index 500	Summit	Gary Rodmaker, CFA	None
		Nick Kotsonis, CFA	None
		Kevin P. Aug	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly of .05% of each Portfolio's net assets.

The administrative service fee paid to CASC for the past three fiscal years was as follows:

	2004	2005	2006
Income & Growth	$50,000	$50,000	$75,632
Small Capitalization	$50,000	$50,000	$46,353
MidCap Growth	$50,000	$50,000	$48,363
MidCap Value	$50,000	$50,000	$47,659
Small Company Equity	$50,000	$50,000	$45,344
Core Strategies	$50,000	$50,000	$48,894
Index 500	$57,602	$54,292	$50,588
Money Market	$51,276	$50,000	$48,906

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CSSI receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires. CSSI, at the Fund's expense, may contract with subagents to provide recordkeeping and sub-accounting services to the Portfolios.

No shareholder servicing fees were paid to CSSI by the Portfolios for the past three fiscal years.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP has served as independent registered public accounting firm for the Fund since 2002. State Street Bank and Trust Company, N.A. serves as custodian of the Fund's investments. The custodian has no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Portfolios.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Payments to CDI as compensation for services performed and expenses assumed may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in the fiscal year ended December 31, 2006.

CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers. The Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios.  The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of March 31, 2007, the Advisor, CDI and/or their affiliates have special arrangements regarding one or more Calvert Funds (other than the CVS Ameritas Portfolios) with the following firms: Ameriprise Financial Services, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, Ameritas Investment Corp., Washington Mutual, CUSO, US Bancorp, Wells Fargo Investments, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets (Smith Barney), UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., National Financial Services, LLC and Fidelity Brokerage Services, LLC.  Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers.  Neither the Advisor nor any Subadvisor uses Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution.  The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2004	2005	2006
Income & Growth	$108,971	$167,102	$409,249
Small Capitalization	$538,810	$84,040	$81,808
MidCap Growth	$565,733	$433,917	$507,568
MidCap Value	$30,978	$24,913	$54,334
Small Company Equity	$43,696	$38,886	$47,142
Core Strategies	$96,418	$77,102	$98,633
Index 500	$11,139	$13,350	$8,682
Money Market	$0	$0	$0

The Income & Growth Portfolio experienced an increase in brokerage commissions in the last fiscal year due largely to significant growth in Fund assets. For the Small Capitalization Portfolio, the relatively high brokerage commission amount in 2004 was largely due to a portfolio transition associated with a change in subadvisor. The Mid Cap Value Portfolio experienced an increase in brokerage commissions in the last fiscal year due to higher transaction volume in the investment process.

For the last three fiscal years, the Income & Growth and MidCap Growth Portfolios paid brokerage commissions to Fred Alger & Company, Inc., an affiliated person and the parent company of Alger, the Subadvisor for these Portfolios, as follows:

	2004	2005	2006
Income & Growth	$64,002	$69,673	$232,715
MidCap Growth	$191,065	$202,850	$244,921

For the fiscal year ended December 31, 2006, aggregate brokerage commissions paid to Fred Alger & Company, Inc. were as follows:

	2006 (as a % of total commissions)	2006 (as a % of total dollar amount of commission transactions)
Income & Growth	56.86%	65.36%
MidCap Growth	48.25%	57.17%

For the fiscal year ended December 31, 2006, the Small Capitalization Portfolio paid brokerage commissions of $209 to Raymond James, L.P., an affiliated person and the controlling parent company of the Portfolio's Subadvisor.

For the fiscal year ended December 31, 2006, aggregate brokerage commissions paid to Raymond James, L.P. represented 0.26% of the Small Capitalization Portfolio's total commissions and 0.46% of the total dollar amount of commission transactions.

For the fiscal year ended December 31, 2006, the Small Company Equity Portfolio paid brokerage commissions of $8 to Oppenheimer & Co., Inc., an affiliate of the Portfolio's Subadvisor.

For the fiscal year ended December 31, 2006, aggregate brokerage commissions paid to Oppenheimer & Co., Inc. represented 0.02% of the Small Company Equity Portfolio's total commissions and 0.03% of the total dollar amount of commission transactions.

For the fiscal years ended December 31, 2003, 2004 and 2005, the MidCap Value Portfolio paid brokerage commissions of, $17,996, $3,120 and $3,486 respectively, to Harris Securities, L.P.  Harris, the Subadvisor for Focused MidCap Value, is affiliated with and a limited partner of Harris Securities, L.P.

The Fund's Advisor and Subadvisor(s) select brokers on the basis of best execution.  In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor(s), the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended December 31, 2006, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Income & Growth	$382,014,139	$414,093
Small Capitalization	$52,339,293	$81,450
MidCap Growth	$430,470,967	$557,756
MidCap Value	$62,741,568	$108,668
Small Company Equity	$26,366,400	$82,980
Core Strategies	$110,515,792	$98,632
Index 500	$22,772,265	$7,799

The portfolio turnover rates for the last two fiscal years were as follows:

	2005	2006
Income & Growth	84%	121%
Small Capitalization	49%	67%
MidCap Growth	225%	295%
MidCap Value	29%	56%
Small Company Equity	45%	45%
Core Strategies	61%	76%
Index 500	5%	5%

The Income & Growth Portfolio and the Mid Cap Value Portfolio each had a higher turnover rate because the respective subadvisors utilized a higher turnover strategy.

PORTFOLIO HOLDINGS DISCLOSURE

          The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the Ameritas website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings.  From time to time, a Portfolio may disclose on the Ameritas website whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Calvert Legal Department, a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert (or his designee) ("Authorized Individual");(2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdingsinformation to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors.  The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Portfolios' portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Ameritas Direct/Ameritas Variable Life Insurance Company	Holdings, P/E Ratio, Portfolio Composition, Sector Weightings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Ameritas Portfolios. This document includes the policies and procedures that the Portfolios use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates.  After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In their function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio.  Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of the Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

GENERAL INFORMATION

The Fund is an open-end management investment company, incorporated in Maryland on September 27, 1982 and has 14 portfolios. The Income & Growth, Small Capitalization, MidCap Growth, Core Strategies, Index 500, and Money Market Portfolios are diversified. The MidCap Value and Small Company Equity Portfolios are non-diversified. The remaining portfolios are offered through a different prospectus and statement of additional information.

The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio's shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of a Portfolio's shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you receive one vote for each share you own.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2007, the following entity beneficially owned more than 25% of the voting securities of the listed Portfolios:

Portfolio Name
Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	65.44%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	34.01%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	56.94%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	42.56%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	66.76%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	32.48%
Account Y
Lincoln, NE

Ameritas MidCap Value
Ameritas Life Insurance Corp.	78.71%
Account X
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	77.18%
Account X
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	68.68%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.27%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	69.99%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	29.67%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Fund's advisor and principal underwriter. Ameritas Life Insurance Corp. is a subsidiary of Ameritas Holding Company, a subsidiary of UNIFI Mutual Holding Company.

As of April 1, 2007, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Portfolios as shown:

Portfolio Name
Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	65.44%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	34.01%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	56.94%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	42.56%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	66.76%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	32.48%
Account Y
Lincoln, NE

Ameritas MidCap Value
Ameritas Life Insurance Corp.	78.71%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	21.29%
Account Y
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	77.18%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	22.82%
Account Y
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	68.68%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.27%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	69.99%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	29.67%
Account Y
Lincoln, NE

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland  20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri  64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts  02110

APPENDIX A

PROXY VOTING GUIDELINES
AMERITAS PORTFOLIOS
OF CALVERT VARIABLE SERIES, INC.

I.            CORPORATE GOVERNANCE

A.            Board and Governance Issues

Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders.  While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

Asignificantdifference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography.  Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders.  Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race.  Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.    A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on acase-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basisproposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation.   This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock.  However, the advisor will examine and vote on acase-by-case basis proposals to createclasses of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants.  Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings).  A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal.  In fact there are approximately forty different codes in the EU member countries alone.  However, the common thread throughout all of these codes  is that shareowners want their companies to be transparent.

The Fund advisor will ordinarilysupport proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years.  The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options.  Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options.  It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B.            Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees.  According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050.  "The size of CEO compensation is simply out of hand."  Business Week, 04/22/02.

The problem is not limited to CEOs.  Excessive executive compensation has become a widespread problem throughout American industry.  In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain.  The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans.  Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.   Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests.  Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value.  Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).    The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right.  At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management.  On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.  While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.            Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares.  This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

II.            CORPORATE SOCIAL RESPONSIBILITY

A.              Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy.  Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

  B.           Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

  The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions.  Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change.  Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

B.            Workplace Issues

Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will supportproposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.            Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E.            International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them.  For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland.  In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma.  In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises.   Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations.  In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises.  As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability.  Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations.  Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners.  Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on acase-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F.            Indigenous Peoples' Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened.  Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G.            Weapons Contracting

Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H.            Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans.  These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I.             Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.             Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria.  In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III.          CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS  (source:  Standard & Poor's)

Bonds
AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB:

An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:

These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:

An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.
C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.
D:

An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1:     These issues are considered as having  a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:     These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:     These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:      This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:      This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:      This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings(source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings  (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.